Exhibit 99.2

NETSMART, INC. AND SUBSIDIARIES

Consolidated Financial Statements

For the Quarterly Period Ended March 31, 2016

(Unaudited)

NETSMART, INC. AND SUBSIDIARIES

NETSMART, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

March 31, 2016 and December 31, 2015

(Unaudited)

(In thousands, except for per share data)

Assets	March 31, 2016	December 31, 2015
Current assets:
Cash	$2,396	$9,061
Receivables, net of allowance for doubtful accounts of $4,144 and $4,189	66,851	58,476
Prepaid expenses and other current assets	9,551	10,539
Total current assets	78,798	78,076
Noncurrent assets:
Property and equipment, net	20,405	21,761
Goodwill	175,977	175,977
Intangible assets and capitalized software development costs	88,787	89,903
Other assets	4,115	4,138
Total noncurrent assets	289,284	291,779
Total assets	$368,082	$369,855

See accompanying notes to consolidated financial statements.

NETSMART, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

March 31, 2016 and December 31, 2015

(Unaudited)

(In thousands, except for per share data)

Liabilities and Stockholders' Deficit	March 31, 2016	December 31, 2015
Current liabilities:
Accounts payable	$11,494	$15,103
Accrued expenses and other current liabilities	20,737	19,523
Share-based payment liability	19,281	16,530
Current maturities of long-term debt	2,200	2,200
Capital lease obligations, current	7,333	7,554
Deferred revenue	51,898	51,991
Total current liabilities	112,943	112,901
Noncurrent liabilities:
Long-term debt, less current maturities	312,424	307,773
Capital lease obligations, less current maturities	11,172	12,944
Other long-term liabilities	3,687	3,683
Deferred revenue	6,181	4,637
Deferred income taxes	11,072	13,764
Total noncurrent liabilities	344,536	342,801
Total liabilities	457,479	455,702
Commitments and contingencies
Stockholders’ deficit:
Common stock, $0.0001 par value. Authorized, 200,000 shares; issued and outstanding, 156,512 and 151,190 shares at March 31, 2016 and December 31, 2015, respectively.	16	16
Additional paid in capital	161,468	161,196
Accumulated deficit	(250,345)	(246,535)
Treasury stock	(536)	(524)
Total stockholders’ deficit	(89,397)	(85,847)
Total liabilities and stockholders’ deficit	$368,082	$369,855

See accompanying notes to consolidated financial statements.

NETSMART, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

Three Months Ended March 31, 2016 and 2015

(Unaudited)

(In thousands, except for per share data)

	Three Months Ended March 31,
	2016	2015
Revenues:
Business services	$47,394	$42,518
System sales	5,320	3,194
Total revenues	52,714	45,712
Cost and expenses:
Cost of business services	26,932	23,792
Cost of system sales	490	478
Product development expenses	4,423	7,452
Selling and marketing expenses	7,305	6,856
General and administrative expenses	12,612	10,913
Total costs and expenses	51,762	49,491
Operating income (loss)	952	(3,779)
Interest expense	(7,423)	(6,913)
Loss before income taxes	(6,471)	(10,692)
Income tax benefit	2,661	4,074
Net loss	$(3,810)	$(6,618)

See accompanying notes to consolidated financial statements.

NETSMART, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Three Months Ended March 31, 2016 and 2015

(Unaudited)

(In thousands, except for per share data)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(3,810)	$(6,618)
Adjustments to reconcile net loss to net cash used in operations:
Deferred income taxes	(2,692)	(1,259)
Depreciation and amortization	6,918	9,695
Provision for doubtful accounts	1,050	692
Share-based compensation	2,996	(3,396)
Amortization of deferred financing costs	701	143
Loss on debt refinancing	0	2,285
Changes in operating assets and liabilities:
Receivables	(9,425)	(10,730)
Prepaid expenses and other current assets	1,011	(5,262)
Deferred revenue	1,451	2,595
Accounts payable	(3,235)	(1,173)
Accrued expenses and other current liabilities	914	1,832
Net cash used in operating activities	(4,121)	(11,196)
Cash flows from investing activities:
Software capitalization	(2,873)	(2,063)
Purchases of property and equipment	(1,641)	(2,574)
Net cash used in investing activities	(4,514)	(4,637)

Cash flows from financing activities:
Repurchase of common Stock	(12)	0
Proceeds from exercises of options	27	3,260
Proceeds from line of credit	10,600	61
Repayment of line of credit	(6,100)	(468)
Repayment of capital lease obligation	(1,995)	(1,439)
Proceeds from debt issuance	0	310,000
Debt issuance costs paid	0	(11,238)
Repayment of debt	(550)	(162,075)
Payment of dividends	0	(134,353)
Net cash provided by financing activities	1,970	3,748
Net decrease in cash and cash equivalents	(6,665)	(12,085)
Cash - Beginning of year	9,061	18,223
Cash - End of period	$2,396	$6,138
Supplemental disclosures of cash flow information:
Cash paid for:
Taxes, net of refunds	$160	$-
Interest	177	2,479
Non cash investing activity:
Acquisition of property and equipment under capital lease	$-	$1,993

See accompanying notes to consolidated financial statements.

NETSMART, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Unaudited)

(In thousands, except for per share data)

(1)	Summary of Significant Accounting Policies
(a)	Description of the Business

Netsmart, Inc. (the Company, we, our, and us) operates in the behavioral healthcare information technology field throughout the United States and provides software and technology solutions to the health and human services industry, which comprises behavioral health, addiction treatment, intellectual and developmental disability services, child and family services, and public health segments.

On March 20, 2016, the Company signed a definitive merger agreement (the “Merger Agreement”) with a joint business entity created by Allscripts Healthcare Solutions, Inc. (Allscripts) and a private equity firm that transferred ownership of the Company to the joint business entity and merged the Company with the Home Healthcare business of Allscripts. On April 19, 2016, the transactions contemplated by the related merger agreement were consummated.

(b)	Principles of Consolidation

The consolidated financial statements include the accounts of Netsmart, Inc. and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

(c)	Unaudited Interim Financial Information

The unaudited interim consolidated financial statements as of and for the three months ended March 31, 2016 and 2015 have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”) for interim financial reporting. These interim consolidated financial statements are unaudited and, in the opinion of our management, include all adjustments, consisting of normal recurring adjustments and accruals, necessary to present fairly the consolidated financial statements for the periods presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The results of operations for the three months ended March 31, 2016 are not necessarily indicative of the results to be expected for the full year ending December 31, 2016.

Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with GAAP have been condensed or omitted in accordance with the SEC's rules and regulations for interim reporting, although the Company believes that the disclosures made are adequate to make that information not misleading. These unaudited interim consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes for the year ended December 31, 2015.

(d)	Significant Accounting Policies

There have been no changes to our significant accounting policies from those disclosed in our consolidated financial statements and related notes for the year ended December 31, 2015.

(e)	New Accounting Pronouncements

Revenue Recognition. In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014‑09, Revenue from Contracts with Customers (which was subsequently deferred in July 2015), which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. ASU 2014‑09 will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. This new guidance is effective for the Company in 2019, with an ability early adopt in 2017 or 2018. The standard permits the use of either the retrospective or cumulative effect transition method. At this time, we have not selected a transition method. We are currently evaluating the effect that ASU 2014‑09 will have on our consolidated financial statements and related disclosures.

NETSMART, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Unaudited)

(In thousands, except for per share data)

Leases. In February 2016, the FASB issued ASU No. 2016‑02, Leases (Topic 842), which requires lessees to recognize most leases, including operating leases, on‑balance sheet via a right to use asset and lease liability. Lessees are allowed to account for short‑term leases (lease term of 12 months or less) off‑balance sheet. The new guidance is effective for the Company in 2020, with early adoption permitted. The standard requires a modified retrospective transition approach. We are currently evaluating the effect that ASU 2016‑02 will have on our consolidated financial statements and related disclosures.

Stock Compensation. In March 2016, the FASB issued Accounting Standards Update No. 2016-09, Compensation – Stock Compensation (Topic 718): Improvements to Share-Based Payment Accounting (“ASU 2016-09”). The guidance in ASU 2016-09 affects several aspects of the accounting for employee share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. Excess tax benefits and deficiencies will now be recognized as income tax expense or benefit in the income statement. Entities will also be able to make an accounting policy election to account for forfeitures as they occur rather than estimating the number of awards expected to vest. ASU 2016-09 is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Early adoption is permitted. We are currently in the process of evaluating this new guidance, which we expect to have an impact on our consolidated financial statements and results of operations.

(2)	Goodwill and Other Intangible Assets
(a)	Other Intangible Assets and Capitalized Software Development Costs

	March 31, 2016
	Estimated useful life	Gross carrying amount	Accumulated amortization	Net carrying amount
Purchased software	5 yrs	$87,450	$(82,895)	$4,555
Internally developed software	5 yrs	27,214	(5,598)	21,616
Customer lists	10–15 yrs	80,424	(42,367)	38,057
Trademark	Indefinite	23,400	-	23,400
Contract backlog	3 yrs	12,120	(12,023)	97
Noncompete agreements	3 yrs	1,545	(483)	1,062
		$232,153	$(143,366)	$88,787

	December 31, 2015
	Estimated useful life	Gross carrying amount	Accumulated amortization	Net carrying amount
Purchased software	5 yrs	$87,450	$(82,187)	$5,263
Internally developed software	5 yrs	24,342	(4,407)	19,935
Customer lists	10–15 yrs	80,424	(40,355)	40,069
Trademark	Indefinite	23,400	-	23,400
Contract backlog	3 yrs	12,120	(12,097)	23
Noncompete agreements	3 yrs	1,545	(332)	1,213
		$229,281	$(139,378)	$89,903

Aggregate amortization expense for amortizable intangible assets was $3,988 and $6,872 for the three months ended March 31, 2016 and 2015, respectively.

NETSMART, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Unaudited)

(In thousands, except for per share data)

(b)	Goodwill

The carrying amount of goodwill was $175,977 and March 31, 2016 and December 31, 2015. As of March 31, 2016, we finalized the purchase accounting for the acquisitions of Trend Business Services, Inc. and Lavender & Wyatt Systems, Inc. acquisitions which were noted as preliminary in December 31, 2015 consolidated financial statements. There were no changes to either purchase accounting allocation.

(3)	Share‑Based Compensation

Long‑Term Incentive Plans

The Company has a 2010 Equity Incentive Award Plan (the Plan). The Plan provides for the maximum issuance of 24,690 shares of common stock. Option grants contain varying vesting conditions, including service, performance and market conditions established on a grant‑by‑grant basis as determined by the compensation committee of the board of directors and expire no more than 10 years after the date of grant. The Plan includes a call right which enables the Company to repurchase any outstanding options in the event of termination of employment. At March 31, 2016, there were 955 shares available for further issuance under the Plan. For the three months ended March 31, 2015, the Company issued 130 options, respectively, to officers, employees, and certain nonemployee board members at an exercise price of $1.01.  No options were granted during the three months ended March 31, 2016.

Time Based

During the three months ended March 31, 2015, the Company granted 78 options to certain of its employees. The options were granted with an exercise price of $1.01 per common share.  No options were issued during the three months ended March 31, 2016. The options vest ratably over a period of four years. The options are liability‑classified awards requiring the options to be re‑measured at fair value at each reporting period.

Performance Based

During the three months ended March 31, 2015, the Company granted 52 options to certain of its employees to reward the recipients if certain financial objectives are met. The options were granted with an exercise price of $1.01 per common share which was equal to the fair market value of our common stock at the date of grant. No options were granted during the three months ended March 31, 2016. In addition to a service condition, these options only vest upon attaining certain performance and market conditions. There was no stock compensation expense recorded for these performance‑related options, since achievement of the performance condition was not considered probable.

Restricted Stock

During the three months ended March 31, 2016 and 2015, no shares of restricted stock awards were granted to executives. As of March 31, 2016, 54 restricted stock awards remain unvested. The shares vest ratably over a period of two years through June 30, 2016.

Option Activity

During the quarter ended March 31, 2016, 29 options were exercised and 7 were forfeited.

The aggregate intrinsic values of the outstanding and exercisable options at March 31, 2016 were $45,111 and $19,281, respectively.

NETSMART, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Unaudited)

(In thousands, except for per share data)

The compensation expense was included in the following categories in our consolidated statements of operations:

	Three months ended March 31,
	2016	2015
Cost of sales	$27	$109
Research and development	130	119
Sales and marketing	120	309
General and administrative	2,716	2,099
Total	$2,993	$2,636

At March 31, 2016 and December 31, 2015, the liability for outstanding awards was $19,281 and $16,530, respectively.

As of March 31, 2016, the weighted average fair value of vested options was estimated at $2.64.

The Company determined the estimated share price of $3.37 at March 31, 2016.  The March 31, 2016 value was determined based on the expected per share closing price based on the Merger Agreement.

(4)	Subsequent Events

The Company has evaluated subsequent events from the consolidated balance sheet date through the date at which the consolidated financial statements were available to be issued (May 9, 2016), and except for the following, there are no other matters required to be disclosed.

The Merger Agreement resulted in the Company paying off the outstanding amounts on their current credit facility (and subsequently cancelling the facility), issuing debt under a new facility ($562,000 issued and $50,000 available under a line of credit), merging with the Home HealthCare business of Allscripts, and receiving cash of approximately $63,100. Also, in conjunction with closing in accordance with the option plan, all currently outstanding options and RSAs vested resulting in the payout of funds (net of exercise price) including dividends on vesting options and RSAs of $45,700 to option and RSA holders.